PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2021
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT
Property, plant, and equipment primarily consists of hospitality assets such as Center Parcs UK and a portfolio of select-service hotels in the U.S.

The following table presents the useful lives of each hospitality asset by class:

Hospitality assets by class	Useful life (in years)
Building and building improvements	2 to 50 +
Land improvements	15
Furniture, fixtures and equipment	3 to 10

Hospitality properties are accounted for under the revaluation model with revaluation to fair value performed annually at December 31. Significant unobservable inputs (Level 3) in estimating hospitality property values under the revaluation method include estimates of replacement cost and estimates of remaining economic life.

Hospitality properties with a fair value of approximately $2.5 billion (December 31, 2020 - $2.9 billion) are situated on land held under leases or other agreements largely expiring after the year 2065.

On June 30, 2021, the partnership obtained control over a portfolio of select-service hotels (“Hospitality Investors Trust”) after converting its preferred equity interest and becoming the 100% common equity holder. The partnership’s investment in the subsidiary was accounted for as a financial asset prior to this date. This transaction was accounted for as a business combination.
The following table summarizes the amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed, in addition to the consideration paid in connection with this business combination:

(US$ Millions)	Hospitality Investors Trust
Cash and cash equivalents	$50
Accounts receivable and other	74
Equity accounted investments	7
Property, plant and equipment	1,727
Total assets	1,858
Less:
Debt obligations	(1,319)
Accounts payable and other	(75)
Net assets acquired	$464
Consideration(1)	$464
(1)     Consideration includes $8 million of contingent consideration, with the balance related to the fair value of the partnership’s forfeited preferred equity interest.

In the period from the acquisition date to December 31, 2021, the partnership recorded $202 million revenue and $22 million net loss in connection with the business combination. If the transaction had occurred on January 1, 2021, the partnership’s total revenue and net loss from Hospitality Investors Trust would have been $354 million and $48 million, respectively, for the twelve months ended December 31, 2021.

There were no impairment indicators for the year ended December 31, 2021.

In the first half of 2020, the hospitality sector within the LP Investments segment had the most immediate and acute impact from the shutdown as the majority of the partnership’s hospitality investments were closed or operated at reduced occupancy, either as a result of mandatory closure orders from various government authorities or due to severe travel restrictions. As a result of these closures, the partnership identified impairment indicators and performed impairment tests for each of the partnership’s hospitality investments based on revised cash flows and valuation metrics. For the twelve months ended December 31, 2020, the partnership recognized impairment of its property, plant and equipment of $273 million, of which $179 million relates to the Atlantis prior to deconsolidation of the investment. The recoverable amount of the Atlantis of $1,962 million was determined based on a value-in-use approach, which reflected a reduction in estimated operating cash flows as a result of the closure of Atlantis due to the shutdown, using a terminal capitalization rate of 7% and a discount rate of 9%. The impairment was recorded as a reduction in the revaluation surplus included in other comprehensive income.

In the third quarter of 2020, the partnership completed the recapitalization of the Atlantis with a consortium of investors who made a total commitment of $300 million in the form of preferred equity. The partnership committed to 41.5% of the total commitment. An affiliate of Brookfield Asset Management committed to 41.5% and the remaining 17% was committed by third party investors. In connection with the recapitalization, the partnership and the affiliate of Brookfield Asset Management were granted equal approval rights which resulted in a change of control. The partnership deconsolidated its investment in the Atlantis and now accounts for its interest under the equity method. The partnership recognized a gain on loss of control of $62 million in fair value (losses) gains, net.

The following table presents the change to the components of the partnership’s hospitality assets from the beginning of the year:

(US$ Millions)	Dec. 31, 2021	Dec. 31, 2020
Cost:
Balance, beginning of year	$5,575	$7,246
Additions	1,885	164
Disposals	(323)	(75)
Foreign currency translation	(83)	142
Impact of deconsolidation due to loss of control and other(1)	(1,331)	(1,902)
	5,723	5,575
Accumulated fair value changes:
Balance, beginning of year	488	1,343
Revaluation gains (losses) gains, net (2)(3)	930	(130)
Impact of deconsolidation due to loss of control and other(1)	(593)	(729)
Disposals	(65)	13
Provision for impairment(2)	7	(15)
Foreign currency translation	(4)	6
	763	488
Accumulated depreciation:
Balance, beginning of year	(828)	(1,311)
Depreciation	(294)	(306)
Disposals	84	28
Foreign currency translation	13	(25)
Impact of deconsolidation due to loss of control and other(1)	162	786
	(863)	(828)
Total property, plant and equipment(4)	$5,623	$5,235
(1)The current year reflects the reclassification of a hospitality portfolio to assets held for sale. The prior year includes the impact of deconsolidation of the Atlantis.
(2)The prior year impairment losses were recorded in revaluation losses, net in other comprehensive income and fair value (losses) gains, net in the income statement, which was a result of the impairment test performed on each of the partnership’s hospitality investments from the impact of the shutdown as discussed above.
(3)The prior year revaluation (losses) gains, net includes $258 million of impairment losses offset by $128 million of revaluation gains.
(4)Includes right-of-use assets of $204 million (December 31, 2020 - $164 million).